Exhibit 99.1

Worksport Forms Strategic Partnership with Patriot Automotive Technologies to Accelerate Nationwide Expansion and Drive Millions in Annual Recurring Revenue

Patriot’s 200+ U.S. Dealer Network Expected to Sell Worksport-Made Products, Marking a Major Growth Milestone.

West Seneca, New York, April 29, 2025 — Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S. based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors, is pleased to announce a major expansion of its business-to-business (B2B) network. The Company has partnered with Patriot Automotive Technologies, a leader in automotive aftermarket accessories and customizations. This strategic relationship will see Worksport’s innovative line of tonneau covers, sold through Patriot’s network of over 200 dealer locations nationwide.

Patriot has begun distributing Worksport’s innovative tonneau covers, including a version of the highly popular AL4 premium cover, across its network. With further expansion plans already underway for the dealer group, this partnership marks a significant step forward in Worksport’s ongoing B2B growth strategy. Given the large volume of new locations strategically added, Worksport expects this partnership to be a healthy source of reoccurring revenue, with meaningful initial orders.

Figure 1: Patriot Liner’s 200+ Dealer Locations

Strategic Partnership Highlights:

●	Significant Revenue Opportunity: This collaboration is projected to evolve into a multi-million dollar annually reoccurring revenue source within 2025, providing Worksport with stable, predictable cash flows and strengthening its path to sustained profitability while simultaneously enhancing Patriot Automotive Technologies’ portfolio of high-demand aftermarket products.

●	Nationwide Reach with a Trusted Partner: Patriot Automotive Technologies’ extensive, trusted dealer network is expected to bring Worksport’s premium products to truck owners across the U.S., significantly boosting Worksport’s dealer footprint. This move builds on last week’s announcement of a 64% dealer network growth in Q1 2025, fueled primarily by strong demand for the AL4 tonneau cover.

Continued Growth and Future Partnerships:

Partnering with Patriot Automotive Technologies underscores Worksport’s ongoing strategy of aggressively growing its U.S.-based distribution channels, further validating its position as a premier supplier of U.S.-made automotive accessories. Worksport remains actively engaged in additional strategic partnerships and distribution channels that leverage its commitment to quality, innovation, and domestic manufacturing.

Steven Rossi, CEO of Worksport, commented:

“Securing this partnership with a respected national dealer group like Patriot Liner, is a major milestone for Worksport. We believe it will accelerate our growth, drive recurring revenue, and strengthen our position as the go-to manufacturer for premium, U.S.-made tonneau covers. Looking ahead, we aim to expand with additional influential distribution partners and continue building shareholder value. Our commitment remains firm: to support local brick-and-mortar dealers—the backbone of the American economy—by providing high-quality, American-made tonneau covers, unparalleled service, and marketing, driving a turnkey value and support for the entire Worksport ecosystem”

Looking Ahead:

Worksport anticipates providing further updates in the coming weeks and months regarding additional partnerships and key business developments, including the upcoming launch of its innovative clean-tech products, the SOLIS Solar Tonneau Cover and the COR Portable Energy System.

Learn more, here: https://investors.worksport.com

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About Patriot Automotive Technologies

Patriot Automotive Technologies, a division of Patriot Liner based in Madisonville, Louisiana, specializes in private-labeled automotive aftermarket accessories, including the new Patriot BC-1 Tonneau Cover. Patriot Liner, founded by father and son veterans with over 30 years of industry experience, is recognized as a premier U.S. supplier of Polyurea-based spray-on bedliners, serving a network of over 200 dealers nationwide. Alongside its sister divisions—Patriot Fleet Solutions and Patriot Rust Defense—Patriot Automotive Technologies delivers high-quality customization and upfitting services for retail and fleet customers. Learn more at patriotliner.com, patriotautotech.com, or patriot-fs.com.

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, portable power systems, and clean heating & cooling solutions. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with all major truck models and is gaining traction with newer truck makers including the electric vehicle (EV) sector. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and Cold-Climate Heat Pump (CCHP) technology. Terravis Energy’s website is terravisenergy.com.

For more information, please visit investors.worksport.com.

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Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media.

The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

For additional information, please contact:

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128 W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “scheduled,” “expect,” “future,” “intend,” “plan,” “project,” “envisioned,” “should,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, including, without limitation, our latest Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.